                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-10491
                                              -----------------------

                         NUVEEN REAL ESTATE INCOME FUND
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: June 30, 2006
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 SEMIANNUAL REPORT JUNE 30, 2006

                        NUVEEN INVESTMENTS
                        EXCHANGE-TRADED
                        CLOSED-END
                        FUNDS

                      NUVEEN
                 REAL ESTATE
                 INCOME FUND
                         JRS

                        HIGH CURRENT INCOME FROM
                        A PORTFOLIO OF COMMERCIAL
                        REAL ESTATE INVESTMENTS

                                                                     NUVEEN LOGO

COVER PHOTO

INSIDE COVER PHOTO

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

         WWW.INVESTORDELIVERY.COM             OR       WWW.NUVEEN.COM/ACCOUNTACCESS
         if you get your Nuveen Fund                   if you get your Nuveen Fund
         dividends and statements from                 dividends and statements directly
         your financial advisor or                     from Nuveen.
         brokerage account.
         (Be sure to have the address
         sheet that accompanied this
         report handy. You'll need it to
         complete the enrollment process.)

                                                                     NUVEEN LOGO

                                                    (TIMOTHY SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS

      I am very pleased to report that over the six-month period covered by this report, your Fund continued to provide you with attractive monthly income from a diversified portfolio of quality real estate securities. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

"IN ADDITION TO PROVIDING REGULAR MONTHLY INCOME, AN INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

August 11, 2006

Nuveen Investments Exchange-Traded Closed-End Funds

PORTFOLIO MANAGERS'
          COMMENTS

The Nuveen Real Estate Income Fund is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated (Security Capital), a wholly-owned subsidiary of J. P. Morgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 23 years of experience in managing real estate investments, lead the team. Here they review the economic environment and performance of the Fund.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?
During the six months ended June 30, 2006, we continued to focus on those securities that we believed were best positioned to generate sustainable income and potential price appreciation over the long-run. In managing the JRS portfolio, we sought to maintain significant diversification while taking into account company credit quality, sector, geographic exposure, and security-type allocations. Every investment decision was based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security.

The ability to shift allocations between preferred and common stock based on the relative attractiveness of these two distinct markets is an important tool in managing JRS for income and long-term capital appreciation. In 2005, an environment characterized by rising interest rates indicated a shift in the risk and reward characteristics of common stocks versus preferred stocks, and as a result, Security Capital significantly tilted the portfolio toward common stocks, especially those of companies exhibiting the greatest potential in an improving economy. In the first six months of 2006, we maintained the portfolio's tilt toward common stocks. The portfolio continues to emphasize companies and property types associated with shorter lease terms and favor the strongest infill markets and locations where we feel there is value enhancement potential and a real inflation hedge over the long term.

--------------------------------------------------------------------------------
1 The Specialized Real Estate Securities Benchmark is based on the preferred stock and highest 50% yielding (based on market capitalization) common stock securities in the SNL Financial LC real estate database. Returns are computed from this database by a third party service provider.
--------------------------------------------------------------------------------


During the period the Fund issued an additional $50 million of Taxable Auctioned Preferred shares. The additional funds were invested according to our existing management strategy. As of June 30, 2006, the portfolio allocations were 67.9% common stocks, 31.6% preferred stocks and 0.5% short-term investments.

HOW DID THE FUND PERFORM OVER THE SIX-MONTHS ENDED JUNE 30, 2006?
Fund performance results, as well as the performance of two real estate indexes, are shown in the accompanying table.

TOTAL RETURN ON NET ASSET VALUE
For the six months ended June 30, 2006

-------------------------------------------------------------------------------------------
JRS                                          9.59%
-------------------------------------------------------------------------------------------
Specialized Real Estate Securities
Benchmark(1)                                 7.96%
-------------------------------------------------------------------------------------------
Dow Jones Wilshire Real Estate Securities
Index(2)                                    14.08%
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
2 The Dow Jones Wilshire Real Estate Securities Index is an unmanaged index comprised of common shares of publicly-traded REITs and other real estate operating companies.
--------------------------------------------------------------------------------


Past performance does not guarantee future results. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. Current performance may be higher or lower than the data shown.

For the six months ended June 30, 2006, the Fund outperformed the Specialized Real Estate Securities Benchmark and underperformed the Dow Jones Wilshire Real Estate Securities Index.

Since 2003, we have been gradually and selectively shifting the portfolio's property type weightings from a largely defensive posture to one better positioned with respect to a growing economy, while at all times remaining highly focused on the current income objectives of the fund. For the past six months we have pursued this strategy by increasing the portfolio's allocation toward multifamily and lodging companies, securities characterized by short-duration leases. We have also underweighted companies in the more defensive, bond-like retail industry (both shopping centers and malls). Both tilts benefited the portfolio, as multifamily and lodging companies continue to experience a very robust operating environment with little new supply and rapidly increasing rents, and retail companies languish as investors anticipate a decline in consumer spending from mounting energy costs and rising short-term interest rates.

Over the past six months we have also identified intriguing values in the Office industry. Office operating fundamentals continue to show steady quarter-to-quarter improvement with pockets of more pronounced strength in key coastal markets, including New York, Washington D.C., and Los Angeles. This research-based theme was also rewarded, as many of our specific selections within the office sector substantially outperformed their respective sector components of the Specialized Real Estate Securities Benchmark.

On the other hand, in seeking to maintain the income and sector diversification objectives of the Fund, our investments in the higher yielding but historically defensive Health Care securities underperformed the Benchmark as a whole.

It is important to note that investing in preferred stock remains an important component of the income and appreciation strategy of JRS as well as the Specialized Real Estate Securities Benchmark. However, preferred securities are not included in broader real estate securities indices, like the Dow Jones Wilshire Real Estate Securities Index (WARESI). JRS's allocation to preferred stocks remained a significant allocation in the Fund's portfolio and we believe it helped the Fund's overall risk profile, over the past six-months, however, it did create a drag on performance when compared to an all common stock index like the WARESI.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

In addition to owning preferred stocks, the Fund has issued its own preferred shares, called Taxable Auctioned Preferred. This provides a degree of financial leverage that can increase share price volatility, but also can enhance Fund returns and supplement the income available to pay common shareholder distributions. This leveraging strategy provided incremental income and helped enhance shareholder distributions over the six-month period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying securities as well as from net realized capital gains and/or returns of capital, generally representing unrealized capital gains. The Fund declared a monthly distribution increase in June to $0.1650 per share.

As of June 30, 2006, the Fund was trading at a -2.12% discount to its net asset value, compared with an average discount of -6.15% for the entire six-month period.

We are providing shareholders with an estimate of the source of the Fund's monthly distribution as of June 30, 2006. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2006 and reported to you on Form 1099-DIV early in 2007. More details about the Fund's distributions are available monthly on www.nuveen.com/cef.

The Fund estimates that its monthly distribution is comprised of 72% net cash flow from real estate investment trusts (REITs) and, pursuant to the Fund's managed distribution policy, 28% capital appreciation consisting of either net realized capital gains and/or a return of capital (generally representing net unrealized capital gains). The components of the Fund's net REIT cash flow are estimated to be 55% ordinary income, 32% capital gains, and 13% return of capital. The Fund's net REIT cash flow represents distribution payments received from securities of REITs which may be re-characterized by the REITs for tax purposes after calendar year-end.

The foregoing presents information about the expected tax characteristics of the Fund's distributions, to conform to a federal securities law requirement that any fund paying distributions from any sources other than net income disclose to shareholders the distribution portions attributable to such other sources. The Fund provides this type of information on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that Fund shareholders are most concerned about the tax character of their distributions (and might well be confused by information about distribution characteristics that differed from the tax-based characteristics), and because the Fund also believes that the distributions' tax characteristics fairly represent the economic basis of the Fund's distributions and returns. The breakdown of distribution characteristics according to GAAP likely would differ from the expected tax characteristics shown above.

Nuveen Real Estate Income Fund
JRS

PERFORMANCE
     OVERVIEW As of June 30, 2006


PORTFOLIO ALLOCATION
(as a % of total investments)
-------------------------------------------------------------------------------------
Real Estate Investment Trust Common Stocks                                      67.9%
-------------------------------------------------------------------------------------
Real Estate Investment Trust Preferred                                          31.6%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           0.5%
-------------------------------------------------------------------------------------


Bar Chart:
2005-2006 MONTHLY DISTRIBUTIONS PER SHARE


Jul                                                                              0.135
Aug                                                                              0.135
Sep                                                                              0.145
Oct                                                                              0.145
Nov                                                                              0.145
Dec                                                                              0.145
Jan                                                                              0.145
Feb                                                                              0.145
Mar                                                                              0.155
Apr                                                                              0.155
May                                                                              0.155
Jun                                                                              0.165

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

7/01/05                                                                          20.33
                                                                                 20.69
                                                                                 20.40
                                                                                 20.66
                                                                                 21.20
                                                                                 20.18
                                                                                 19.48
                                                                                 19.02
                                                                                 19.38
                                                                                 19.88
                                                                                 20.40
                                                                                 20.29
                                                                                 20.00
                                                                                 20.35
                                                                                 19.93
                                                                                 19.31
                                                                                 19.28
                                                                                 19.85
                                                                                 19.59
                                                                                 19.64
                                                                                 19.55
                                                                                 19.88
                                                                                 20.03
                                                                                 19.82
                                                                                 19.72
                                                                                 19.80
                                                                                 19.99
                                                                                 20.74
                                                                                 20.45
                                                                                 20.65
                                                                                 20.80
                                                                                 20.97
                                                                                 20.99
                                                                                 21.70
                                                                                 22.13
                                                                                 22.43
                                                                                 22.80
                                                                                 23.15
                                                                                 22.60
                                                                                 22.70
                                                                                 22.44
                                                                                 21.81
                                                                                 22.45
                                                                                 22.58
                                                                                 22.90
                                                                                 22.14
                                                                                 21.95
                                                                                 22.15
                                                                                 22.29
                                                                                 22.45
                                                                                 22.30
                                                                                 22.30
6/30/06                                                                          23.09


FUND SNAPSHOT

----------------------------------------------------------------------
Common Share Price                                              $23.09
----------------------------------------------------------------------
Common Share Net Asset Value                                    $23.59
----------------------------------------------------------------------
Premium/(Discount) to NAV                                       -2.12%
----------------------------------------------------------------------
Current Distribution Rate(1)                                     8.58%
----------------------------------------------------------------------
Net Assets Attributable to
Common Shares ($000)                                          $663,698
----------------------------------------------------------------------


INDUSTRIES
(as a % of total investments)

----------------------------------------------------------------------
Office                                                           27.2%
----------------------------------------------------------------------
Specialized                                                      23.4%
----------------------------------------------------------------------
Residential                                                      17.9%
----------------------------------------------------------------------
Retail                                                           16.6%
----------------------------------------------------------------------
Diversified                                                      11.7%
----------------------------------------------------------------------
Industrial                                                        2.7%
----------------------------------------------------------------------
Short-Term Investments                                            0.5%
----------------------------------------------------------------------


TOP FIVE REAL ESTATE INVESTMENT TRUST COMMON STOCK ISSUERS
(as a % of total investments)

----------------------------------------------------------------------
AvalonBay Communities, Inc.                                       5.8%
----------------------------------------------------------------------
Mack-Cali Realty Corporation                                      5.7%
----------------------------------------------------------------------
Macerich Company                                                  5.7%
----------------------------------------------------------------------
Reckson Associates Realty Corporation                             5.3%
----------------------------------------------------------------------
Archstone-Smith Trust                                             4.6%
----------------------------------------------------------------------


TOP FIVE REAL ESTATE INVESTMENT TRUST PREFERRED STOCK ISSUERS
(as a % of total investments)

----------------------------------------------------------------------
Crescent Real Estate Equities Company                             5.0%
----------------------------------------------------------------------
Apartment Investment & Management Company                         3.7%
----------------------------------------------------------------------
Public Storage Inc.                                               2.8%
----------------------------------------------------------------------
Home Properties Inc.                                              2.7%
----------------------------------------------------------------------
PS Business Parks, Inc.                                           2.6%
----------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)

-----------------------------------------------------------------------------------
                                                             ON SHARE PRICE  ON NAV
-----------------------------------------------------------------------------------
6-Month
(Cumulative)                                                         20.36%   9.59%

-----------------------------------------------------------------------------------
1-Year                                                               23.93%  13.04%

-----------------------------------------------------------------------------------
Since Inception                                                      19.18%  20.58%

-----------------------------------------------------------------------------------


1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Shareholder
       MEETING REPORT

The shareholder meeting was held in the offices of Nuveen Investments on March 29, 2006.

-------------------------------------------------------------------------------------------
   APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                 Common and
                                                                  Preferred       Preferred
                                                              shares voting   shares voting
                                                                   together        together
                                                                 as a class      as a class
-------------------------------------------------------------------------------------------
Robert P. Bremner
    For                                                          26,264,537              --
    Withhold                                                        233,240              --
-------------------------------------------------------------------------------------------
   Total                                                         26,497,777              --
-------------------------------------------------------------------------------------------
Lawrence H. Brown
    For                                                          26,261,960              --
    Withhold                                                        235,817              --
-------------------------------------------------------------------------------------------
   Total                                                         26,497,777              --
-------------------------------------------------------------------------------------------
Jack B. Evans
    For                                                          26,268,675              --
    Withhold                                                        229,102              --
-------------------------------------------------------------------------------------------
   Total                                                         26,497,777              --
-------------------------------------------------------------------------------------------
William C. Hunter
    For                                                          26,266,783              --
    Withhold                                                        230,994              --
-------------------------------------------------------------------------------------------
   Total                                                         26,497,777              --
-------------------------------------------------------------------------------------------
William J. Schneider
    For                                                                  --           5,963
    Withhold                                                             --              27
-------------------------------------------------------------------------------------------
   Total                                                                 --           5,990
-------------------------------------------------------------------------------------------
Timothy R. Schwertfeger
    For                                                                  --           5,963
    Withhold                                                             --              27
-------------------------------------------------------------------------------------------
   Total                                                                 --           5,990
-------------------------------------------------------------------------------------------
Judith M. Stockdale
    For                                                          26,266,688              --
    Withhold                                                        231,089              --
-------------------------------------------------------------------------------------------
   Total                                                         26,497,777              --
-------------------------------------------------------------------------------------------
Eugene S. Sunshine
    For                                                          26,265,634              --
    Withhold                                                        232,143              --
-------------------------------------------------------------------------------------------
   Total                                                         26,497,777              --
-------------------------------------------------------------------------------------------

Nuveen Real Estate Income Fund (JRS)

Portfolio of
        INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                              VALUE
---------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST COMMONS STOCKS - 90.2% (67.9% OF TOTAL INVESTMENTS)
             DIVERSIFIED - 4.9%
 1,890,000   Newkirk Realty Trust Inc.                                                           $   32,810,400
---------------------------------------------------------------------------------------------------------------
             INDUSTRIAL - 3.7%
   626,600   First Industrial Realty Trust, Inc.                                                     23,773,204
---------------------------------------------------------------------------------------------------------------
             OFFICE - 30.0%
 1,045,300   Brandywine Realty Trust                                                                 33,627,301
   477,300   Equity Office Properties Trust                                                          17,426,223
 2,280,800   HRPT Properties Trust                                                                   26,366,048
 1,090,500   Mack-Cali Realty Corporation                                                            50,075,760
   264,600   Maguire Properties, Inc.                                                                 9,305,982
 1,120,600   Reckson Associates Realty Corporation                                                   46,370,428
 1,579,000   Republic Property Trust                                                                 15,600,520
---------------------------------------------------------------------------------------------------------------
             Total Office                                                                           198,772,262
             --------------------------------------------------------------------------------------------------
             RESIDENTIAL - 15.2%
   215,300   Apartment Investment & Management                                                        9,354,785
              Company, Class A
   795,000   Archstone-Smith Trust                                                                   40,441,650
   464,500   AvalonBay Communities, Inc.                                                             51,382,989
---------------------------------------------------------------------------------------------------------------
             Total Residential                                                                      101,179,424
             --------------------------------------------------------------------------------------------------
             RETAIL - 18.1%
   413,800   Federal Realty Investment Trust                                                         28,966,000
   775,400   Glimcher Realty Trust                                                                   19,237,674
   711,000   Macerich Company                                                                        49,912,200
   880,300   New Plan Excel Realty Trust                                                             21,734,607
---------------------------------------------------------------------------------------------------------------
             Total Retail                                                                           119,850,481
             --------------------------------------------------------------------------------------------------
             SPECIALIZED - 18.3%
 2,013,000   Ashford Hospitality Trust Inc.                                                          25,404,060
   493,400   Cogdell Spencer Inc.                                                                     9,626,234
   931,564   Hersha Hospitality Trust                                                                 8,654,230
 1,587,300   Nationwide Health Properties, Inc.                                                      35,730,123
 1,133,100   Senior Housing Properties Trust                                                         20,293,821
 1,159,600   U-Store-It Trust                                                                        21,870,056
---------------------------------------------------------------------------------------------------------------
             Total Specialized                                                                      121,578,524
---------------------------------------------------------------------------------------------------------------
             TOTAL REAL ESTATE INVESTMENT TRUST COMMON STOCKS                                       597,964,295
              (COST $386,631,973)
             --------------------------------------------------------------------------------------------------
    SHARES   DESCRIPTION (1)                            COUPON                                            VALUE
---------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS - 41.9% (31.6% OF TOTAL INVESTMENTS)
             DIVERSIFIED - 10.6%
 1,031,300   Crescent Real Estate Equities Company,     6.750%                                   $   21,739,804
              Series A (Convertible)
   850,000   Crescent Real Estate Equities Company,     9.500%                                       22,185,000
              Series B
   150,000   Lexington Corporate Properties Trust,      8.050%                                        3,839,250
              Series B
   497,623   PS Business Parks, Inc., Series F          8.750%                                       12,614,743
   400,000   PS Business Parks, Inc., Series O          7.375%                                       10,062,520
---------------------------------------------------------------------------------------------------------------
             Total Diversified                                                                       70,441,317
             --------------------------------------------------------------------------------------------------
             OFFICE - 6.1%
    95,400   Alexandria Real Estate Equities Inc.,      9.100%                                        2,414,574
              Series B
   160,000   Alexandria Real Estate Equities Inc.,      8.375%                                        4,185,600
              Series C
   200,000   Corporate Office Properties Trust,         8.000%                                        5,052,000
              Series G
    12,141   Highwoods Properties, Inc., Series A       8.625%                                       12,509,024
    81,000   HRPT Properties Trust, Series C            7.125%                                        1,988,550
   586,700   Maguire Properties, Inc., Series A         7.625%                                       14,491,490
---------------------------------------------------------------------------------------------------------------
             Total Office                                                                            40,641,238
             --------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                            COUPON                                            VALUE
---------------------------------------------------------------------------------------------------------------
             RESIDENTIAL - 8.5%
   603,500   Apartment Investment & Management         10.000%                                   $   15,193,113
              Company, Series R
   511,100   Apartment Investment & Management          7.750%                                       12,573,060
              Company, Series U
   183,000   Apartment Investment & Management          7.875%                                        4,552,125
              Company, Series Y
   945,000   Home Properties Inc., Series F             9.000%                                       24,097,500
---------------------------------------------------------------------------------------------------------------
             Total Residential                                                                       56,415,798
             --------------------------------------------------------------------------------------------------
             RETAIL - 3.9%
   160,000   Cedar Shopping Centers Inc., Series A      8.875%                                        4,195,200
   113,000   Glimcher Realty Trust, Series F            8.750%                                        2,902,970
   234,300   Glimcher Realty Trust, Series G            8.125%                                        5,857,500
   125,000   Saul Centers, Inc., Series A               8.000%                                        3,281,250
   400,000   Taubman Centers, Inc., Series H            7.625%                                        9,960,000
---------------------------------------------------------------------------------------------------------------
             Total Retail                                                                            26,196,920
             --------------------------------------------------------------------------------------------------
             SPECIALIZED - 12.8%
   130,000   Ashford Hospitality Trust, Series A        8.550%                                        3,270,800
   339,000   Boykin Lodging Company, Series A          10.500%                                        8,508,900
   407,900   FelCor Lodging Trust Inc., Series C, (2)   8.000%                                        9,993,550
   120,000   Hersha Hospitality Trust, Series A         8.000%                                        2,977,200
   592,000   LaSalle Hotel Properties, Series A        10.250%                                       15,214,400
 1,000,000   Public Storage Inc., Series I              7.250%                                       24,800,000
   175,000   Strategic Hotel Capital Inc., Series B     8.250%                                        4,345,250
   320,000   Strategic Hotel Capital Inc., Series C     8.250%                                        7,968,000
   300,000   Sunstone Hotel Investors Inc., Series A    8.000%                                        7,560,000
---------------------------------------------------------------------------------------------------------------
             Total Specialized                                                                       84,638,100
             --------------------------------------------------------------------------------------------------
             TOTAL REAL ESTATE INVESTMENT TRUST                                                     278,333,373
              PREFERRED STOCKS (COST $273,130,007)
             --------------------------------------------------------------------------------------------------
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                            COUPON      MATURITY                              VALUE
-----------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 0.6% (0.5% OF TOTAL INVESTMENTS)
 $    4,287    Repurchase Agreement with State Street     4.130%      7/03/06                      $    4,287,302
                Bank, dated 6/30/06, repurchase price
                $4,288,778, collateralized by
                $4,645,000 U.S. Treasury Notes, 4.250%
                due 11/15/14, value $4,375,734
-----------
-----------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $4,287,302)                                           4,287,302
               --------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS (COST $664,049,282) - 132.7%                                         880,584,970
               --------------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES - 0.7%                                                     5,112,881
               --------------------------------------------------------------------------------------------------
               PREFERRED SHARES, AT LIQUIDATION VALUE - (33.4)%                                      (222,000,000)
               --------------------------------------------------------------------------------------------------
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                       $  663,697,851
               --------------------------------------------------------------------------------------------------

INTEREST RATE SWAPS OUTSTANDING AT JUNE 30, 2006:

                                FIXED RATE
                                      PAID  FIXED RATE    FLOATING RATE  FLOATING RATE                   UNREALIZED
                    NOTIONAL   BY THE FUND     PAYMENT         RECEIVED        PAYMENT  TERMINATION    APPRECIATION
 COUNTERPARTY         AMOUNT  (ANNUALIZED)   FREQUENCY  BY THE FUND (3)      FREQUENCY         DATE  (DEPRECIATION)
 ------------------------------------------------------------------------------------------------------------------
 Citigroup Inc.  $43,000,000        4.800%     Monthly           5.138%        Monthly      2/06/07  $     295,613
 Citigroup Inc.   43,000,000         5.190     Monthly            5.138        Monthly      2/06/09        194,915
 ------------------------------------------------------------------------------------------------------------------
                                                                                                     $     490,528
 ------------------------------------------------------------------------------------------------------------------

                   (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
                   (2)      Investment is eligible for the Dividends Received Deduction.
                   (3)      Based on USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES June 30, 2006 (Unaudited)

--------------------------------------------------------------------------
ASSETS
Investments, at value (cost $664,049,282)                     $880,584,970
Unrealized appreciation on interest rate swaps                     490,528
Receivables:
  Dividends                                                      5,420,548
  Interest                                                             492
Other assets                                                        42,439
--------------------------------------------------------------------------
     Total assets                                              886,538,977
--------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
  Management fees                                                  412,298
  Offering costs                                                   207,150
  Other                                                            136,653
Taxable Auctioned Preferred share dividends payable                 85,025
--------------------------------------------------------------------------
     Total liabilities                                             841,126
--------------------------------------------------------------------------
Taxable Auctioned Preferred shares, at liquidation value       222,000,000
--------------------------------------------------------------------------
Net assets applicable to Common shares                        $663,697,851
--------------------------------------------------------------------------
Common shares outstanding                                       28,136,413
--------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to Common shares, divided by Common shares
  outstanding)                                                $      23.59
--------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------
Common shares, $.01 par value per share                       $    281,364
Paid-in surplus                                                390,373,113
Undistributed (Over-distribution of) net investment income      (5,307,961)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                       61,325,119
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                  217,026,216
--------------------------------------------------------------------------
Net assets applicable to Common shares                        $663,697,851
--------------------------------------------------------------------------
Authorized shares:
  Common                                                         Unlimited
  Taxable Auctioned Preferred                                    Unlimited
--------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Six Months Ended June 30, 2006 (Unaudited)


----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                        $14,048,131
Interest                                                             313,410
----------------------------------------------------------------------------
Total investment income                                           14,361,541
----------------------------------------------------------------------------
EXPENSES
Management fees                                                    3,660,886
Taxable Auctioned Preferred shares - auction fees                    223,164
Taxable Auctioned Preferred shares - dividend disbursing
  agent fees                                                          18,095
Shareholders' servicing agent fees and expenses                        3,559
Custodian's fees and expenses                                         82,456
Trustees' fees and expenses                                            9,558
Professional fees                                                     12,038
Shareholders' reports - printing and mailing expenses                 52,775
Stock exchange listing fees                                            1,187
Investor relations expense                                            41,574
Other expenses                                                        33,869
----------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                    4,139,161
  Custodian fee credit                                                  (386)
  Expense reimbursement                                           (1,249,875)
----------------------------------------------------------------------------
Net expenses                                                       2,888,900
----------------------------------------------------------------------------
Net investment income                                             11,472,641
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                         61,479,238
Net realized gain (loss) from interest rate swaps                   (154,119)
Change in net unrealized appreciation (depreciation) of
  investments                                                     (9,240,079)
Change in net unrealized appreciation (depreciation) of
  interest rate swaps                                              1,142,785
----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           53,227,825
----------------------------------------------------------------------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From and in excess of net investment income                       (4,021,039)
From accumulated net realized gains                                       --
----------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Taxable Auctioned Preferred shareholders       (4,021,039)
----------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $60,679,427
----------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                        ENDED     YEAR ENDED
                                                                      6/30/06       12/31/05
--------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $ 11,472,641   $ 23,684,837
Net realized gain (loss) from investments                          61,479,238     43,150,661
Net realized gain (loss) from interest rate swaps                    (154,119)    (1,739,276)
Change in net unrealized appreciation (depreciation) of
  investments                                                      (9,240,079)   (18,591,745)
Change in net unrealized appreciation (depreciation) of
  interest rate swaps                                               1,142,785      3,221,965
Distributions to Taxable Auctioned Preferred shareholders:
  From and in excess of net investment income                      (4,021,039)            --
  From net investment income                                               --       (976,242)
  From accumulated net realized gains                                      --     (4,466,723)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                           60,679,427     44,283,477
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income                       (25,885,500)            --
From net investment income                                                 --     (8,022,508)
From accumulated net realized gains                                        --    (38,683,938)
--------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Common shareholders                            (25,885,500)   (46,706,446)
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares offering costs adjustments                                   --         67,319
Taxable Auctioned Preferred shares offering costs and
  adjustments                                                        (745,000)        25,537
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from capital share transactions                             (745,000)        92,856
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                           34,048,927     (2,330,113)
Net assets applicable to Common shares at the beginning of
  period                                                          629,648,924    631,979,037
--------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period      $663,697,851   $629,648,924
--------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of period                                           $ (5,307,961)  $ 13,125,937
--------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the American Stock Exchange and trade under the ticker symbol "JRS." The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts ("REITs").

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Prices of derivative instruments are also provided by an independent pricing service approved by the Fund's Board of Trustees. If the pricing service is unable to supply a price for a derivative investment the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. In establishing fair value, the Board of Trustees, or its designee, will use a wide variety of market data including prices of comparable securities, indications of value from security dealers, general market conditions and other information and analysis. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2006, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Federal Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular monthly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and reflected in the financial statements contained in the annual report as of December 31 each year.

Real Estate Investment Trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2005, the character of distributions to the Fund from the REITs was 55.38% ordinary income, 32.12% long-term and short-term capital gains, and 12.50% return of REIT capital.

For the fiscal year ended December 31, 2005, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the six months ended June 30, 2006, the Fund applied the actual percentages for the twelve months ended December 31, 2005, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2005, are reflected in the accompanying financial statements.

The distributions made by the Fund to its shareholders during the six months ended June 30, 2006, are provisionally classified as being "From and in excess of net investment income", and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund's portfolio. For purposes of calculating "Undistributed (Over-distribution of) net investment income as of June 30, 2006, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2006, reflect an over-distribution of net investment income.

Taxable Auctioned Preferred Shares
The Fund has issued and outstanding 1,720 Series M, 1,720 Series T, 1,720 Series W, 2,000 Series Th and 1,720 Series F, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Interest Rate Swap Transactions
The Fund is authorized to invest in certain derivative financial instruments. The Fund's use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund did not engage in transactions in its own Common shares during the six months ended June 30, 2006, nor during the fiscal year ended December 31, 2005.

On May 25, 2006, the Fund issued 2,000 Series Th Taxable Auctioned Preferred shares, $25,000 stated value per share, with a total liquidation value of $50,000,000.

3. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments and derivative transactions) during the six months ended June 30, 2006, aggregated $171,711,103 and $131,605,148, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income and timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2006, the cost of investments was $664,049,282.

The net unrealized appreciation of investments at June 30, 2006, aggregated $216,535,688, of which $223,630,836 related to appreciated securities and $7,095,148 related to depreciated securities.

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2005, the Funds' last tax year end, were as follows:

----------------------------------------------------------------------------
Undistributed net ordinary income *                              $13,172,759
Undistributed net long-term capital gains                                 --
----------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended December 31, 2005, was designated for purposes of the dividends paid deduction as follows:

----------------------------------------------------------------------------
Distributions from net ordinary income *                         $ 9,490,892
Distributions from net long-term capital gains                    42,608,613
----------------------------------------------------------------------------

 * Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                         FUND-LEVEL FEE RATE
------------------------------------------------------------------------
For the first $500 million                                         .7000%
For the next $500 million                                          .6750
For the next $500 million                                          .6500
For the next $500 million                                          .6250
For Managed Assets over $2 billion                                 .6000
------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2006, the complex-level fee rate was .1887%.

COMPLEX-LEVEL ASSETS(1)                                                COMPLEX-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $55 billion                                                               .2000%
For the next $1 billion                                                                 .1800
For the next $1 billion                                                                 .1600
For the next $3 billion                                                                 .1425
For the next $3 billion                                                                 .1325
For the next $3 billion                                                                 .1250
For the next $5 billion                                                                 .1200
For the next $5 billion                                                                 .1175
For the next $15 billion                                                                .1150
For Managed Assets over $91 billion (2)                                                 .1400
---------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
NOVEMBER 30,                             NOVEMBER 30,
-----------------------------------------------------------------------------------
2001 *                            .30%   2007                                   .25%
2002                              .30    2008                                   .20
2003                              .30    2009                                   .15
2004                              .30    2010                                   .10
2005                              .30    2011                                   .05
2006                              .30
-----------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

6. NEW ACCOUNTING PRONOUNCEMENT
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

7. SUBSEQUENT EVENTS
Distributions to Common Shareholders
The Fund declared a distribution of $.1650 per Common share which was paid on August 1, 2006, to shareholders of record on July 15, 2006.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Borrowings
On August 15, 2006, the Fund entered into a commercial paper program ($70 million maximum) with Citibank's N.A.'s conduit financing agency, CHARTA, LLC ("CHARTA"), whose sole purpose is the issuance of high grade commercial paper. CHARTA uses the proceeds to make advances to the Fund and to many other borrowers who comprise CHARTA's total borrowing base. As of August 15, 2006, the Fund had borrowed the full $70 million maximum allowed under the commercial paper program.

Financial
       HIGHLIGHTS (Unaudited)

Financial
       HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

                                                              Investment Operations
                                        -----------------------------------------------------------------
                                                                   Distributions
                                                                        from Net   Distributions
                                                                      Investment    from Capital
                                                                       Income to        Gains to
                            Beginning                                    Taxable         Taxable
                               Common                        Net       Auctioned       Auctioned
                                Share          Net     Realized/       Preferred       Preferred
                            Net Asset   Investment    Unrealized          Share-          Share-
                                Value    Income(a)   Gain (Loss)        holders+        holders+    Total
---------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006(e)                     $   22.38   $      .41   $      1.89   $        (.14)* $          --   $ 2.16
2005                            22.46          .84           .93            (.03)           (.16)    1.58
2004(b)                         18.57          .88          4.56            (.05)           (.04)    5.35
2003(c)                         17.30          .12          1.38            (.01)             --     1.49
Year Ended 10/31:
2003                            13.56          .85          4.38            (.05)           (.02)    5.16
2002(d)                         14.33         1.02          (.46)           (.07)           (.02)     .47
---------------------------------------------------------------------------------------------------------

                                       Less Distributions
                            ----------------------------------------

                                                                           Offering
                                                                          Costs and
                                   Net                                      Taxable
                            Investment    Capital                         Auctioned      Ending
                             Income to   Gains to       Tax               Preferred      Common
                                Common     Common    Return                   Share       Share   Ending
                                Share-     Share-        of            Underwriting   Net Asset   Market
                               holders    holders   Capital    Total      Discounts       Value    Value
--------------------------  ----------------------------------------------------------------------------
Year Ended 12/31:
2006(e)                     $     (.92)*  $   --    $    --   $ (.92)  $       (.03)  $   23.59   $23.09
2005                              (.29)    (1.37)        --    (1.66)            --       22.38    19.99
2004(b)                           (.69)     (.63)      (.14)   (1.46)            --       22.46    20.75
2003(c)                           (.01)     (.08)      (.13)    (.22)            --       18.57    18.73
Year Ended 10/31:
2003                              (.97)     (.41)      (.04)   (1.42)            --       17.30    17.81
2002(d)                           (.89)     (.25)        --    (1.14)          (.10)      13.56    14.40
--------------------------

* Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2006.
**   Annualized.
*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**** After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to Taxable
       Auctioned Preferred shareholders.
     - Income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares.
     - For periods ended prior to December 31, 2004, each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares included the effect of the net interest expense incurred on interest rate swap transactions as follows:

        Year Ended 12/31:
        2003(c)                .91**
        Year Ended 10/31:
        2003                  1.03
        2002(d)                .68**

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.
(c)   For the period November 1, 2003 through December 31, 2003.
(d) For the period November 15, 2001 (commencement of operations) through October 31, 2002.
(e)   For the six months ended June 30, 2006.

                                                           Ratios/Supplemental Data
                           ----------------------------------------------------------------------------------------
        Total Returns                     Before Credit/Reimbursement    After Credit/Reimbursement****
     -------------------                  ----------------------------   ------------------------------
                                                          Ratio of Net                     Ratio of Net
                   Based                     Ratio of       Investment       Ratio of        Investment
                      on                     Expenses           Income       Expenses         Income to
                  Common     Ending Net    to Average       to Average     to Average           Average
        Based      Share         Assets    Net Assets       Net Assets     Net Assets        Net Assets
           on        Net     Applicable    Applicable       Applicable     Applicable        Applicable   Portfolio
       Market      Asset      to Common     to Common        to Common      to Common         to Common    Turnover
     Value***   Value***   Shares (000)      Shares++         Shares++       Shares++          Shares++        Rate
-------------------------------------------------------------------------------------------------------------------
       20.36%      9.59%   $    663,698         1.27%**          3.13%**        .88%**           3.51%**        16%
        4.75       7.42         629,649         1.28             3.46           .90              3.85           13
       19.80      30.12         631,979         1.34             4.13           .94              4.52           14
        6.49       8.69         522,576       2.31**           4.07**        1.91**            4.47**            2
       35.40      39.80         486,814         2.51             5.17          2.09              5.59           26
        3.30       2.09         381,290       2.12**           6.71**        1.72**            7.11**           37
-------------------------------------------------------------------------------------------------------------------


     Cumulative Taxable Auctioned Preferred
                at End of Period
     ---------------------------------------

        Aggregate   Liquidation
           Amount    and Market        Asset
      Outstanding     Value Per     Coverage
            (000)         Share    Per Share
---  ---------------------------------------
     $   222,000    $   25,000    $  99,741
         172,000        25,000      116,519
         172,000        25,000      116,857
         172,000        25,000      100,956
         172,000        25,000       95,758
         172,000        25,000       80,420
---

                                  See accompanying notes to financial statements

                 ANNUAL INVESTMENT
                 MANAGEMENT AGREEMENT
                 APPROVAL PROCESS

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Fund and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Fund, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between the Fund and NAM and the Sub-Advisory Agreement between NAM and Security Capital (the "Sub-Adviser"). NAM and the Sub-Adviser are each a "Fund Adviser."

THE APPROVAL PROCESS
During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with a Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

    - the nature, extent and quality of services provided by the Fund Adviser;

    - the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

    - the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and with recognized and/or customized benchmarks (as appropriate);

    - the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

    - the expenses of the Fund Adviser in providing the various services;

    - the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the Fund (as applicable);

    - the advisory fees the Fund Adviser assesses to other types of investment products or clients;

    - the soft dollar practices of the Fund Adviser, if any; and

    - from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company board of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, NAM made a presentation to and responded to questions from the Board. After the presentation and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each advisory contract (which includes the Sub-Advisory Agreement) with the respective Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In reviewing the Fund Advisers, the Trustees considered the nature, extent and quality of the respective Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen has taken for its fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. With respect to the Sub-Adviser, the Trustees also received and reviewed an evaluation of the Sub-Adviser from NAM. Such evaluation outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, the Fund's investment objectives and performance (as applicable). The Trustees noted that NAM recommended the renewal of the Sub-Advisory

Agreement and considered the basis for such recommendation and any qualifications in connection therewith. Given the Trustees' experience with the Fund (including any other Nuveen funds advised by a Fund Adviser) and each Fund Adviser, the Trustees recognized and considered the quality of their investment processes in making portfolio management decisions as well as any refinements or improvements thereto. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as any additional refinements and improvements adopted to the portfolio management processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to the Sub-Adviser, the independent Trustees noted that the Sub-Advisory Agreement was essentially an agreement for the portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

With respect to NAM, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In connection with the review of the Investment Management Agreement, the Trustees considered in the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Fund operates in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Fund (including a new reporting system for quarterly portfolio holdings). In addition to the above, because the Fund utilizes a Sub-Adviser, the Trustees also considered NAM's ability and procedures to monitor the Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the enhancements in the investment oversight process, including increased site visits and departments participating in investment oversight.

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to Funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager those responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS
The Board considered the investment performance for the Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and recognized and/or customized benchmarks (as applicable). In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for the Fund still may not adequately reflect the Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of the Fund's performance with that of the Performance Peer Group (such as, the Nuveen Diversified Dividend and Income Fund, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2, Nuveen Tax-Advantage Floating Rate Fund, and the Nuveen Real Estate Income Fund.)

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2005. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses of the Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross managements fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and the Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe

                 ANNUAL INVESTMENT
                 MANAGEMENT AGREEMENT APPROVAL PROCESS (continued)

   and/or Peer Group may not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that the Fund's net total expense ratio was within an acceptable range compared to peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients (such as separate managed accounts and funds that are not offered by Nuveen Investments but are sub-advised by one of Nuveen's investment management teams). In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Fund. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Fund is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end funds, the Trustees believe such facts justify the different levels of fees.

   In considering the advisory fees of the Sub-Adviser, the Trustees also considered the pricing schedule that the Sub-Adviser charges for similar investment management services for other sponsors or clients.

   3. PROFITABILITY OF FUND ADVISERS
   In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. The Trustees also considered the Sub-Adviser's revenues from serving as a Sub-Adviser to the Fund, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the Fund, the Trustees determined that the advisory fees and expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the Fund's assets grow. In addition to advisory fee breakpoints as assets in the Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, NAM may from time to time receive and have access to research generally provided to institutional clients.

The Trustees also considered the soft dollar arrangements, if any, of the Sub-Adviser. With respect to Security Capital, such Sub-Adviser does not enter into soft dollar arrangements; however, such Sub-Adviser may receive or have access to research generally provided to institutional clients.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of Independent Trustees, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund, and that the renewal of the Investment Management Agreement and Sub-Advisory Agreement should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY

NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

AUTOMATIC DIVIDEND
     REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

The Fund is amending the terms and conditions of its Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on December 1, 2006. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

                                     Notes

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD (ALSO KNOWN AS DISTRIBUTION YIELD OR CURRENT YIELD): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

(back cover photo)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing more than $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds NWQ, a leader in global equities.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

 - Share prices
 - Fund details
 - Daily financial news
 - Investor education
 - Interactive planning tools

                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

                                                                     ESA-A-0606D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund

By (Signature and Title)*   /s/ Jessica R. Droeger
                            ---------------------------------------
                            Jessica R. Droeger
                            Vice President and Secretary

Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: September 8, 2006

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: September 8, 2006

* Print the name and title of each signing officer under his or her signature.